BUCKEYE RETIREMENT PLAN

                                  Exhibit Index


Exhibit No.                                      Description
-----------                                      -----------
23                                               Consent of Independent Auditors


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                                                                Exhibit 23



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, Number 33-80867) pertaining to the Buckeye Retirement Plan of our report dated December 14, 2001 with respect to the financial statements and schedules of the Buckeye Retirement Plan included in this Annual Report (Form 11-K) for the year ended June 30, 2001.


                                                       Thompson Dunavant PLC

Memphis, Tennessee
December 14, 2001